Exhibit 25
                                                                 ----------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby authorizes John A. Ueberroth and Jeffrey D. Thomas, or either of them, its and their true and lawful attorneys with power of substitution, to file a Form S-8 Registration Statement for Ambassadors International, Inc., including all exhibits and any and all amendments thereto (collectively, the "Registration Statement"), which amendments may make such changes as John A. Ueberroth and Jeffrey D. Thomas deem appropriate, and each person whose signature appears below, individually, in each capacity stated below, hereby appoints John A. Ueberroth and Jeffrey D. Thomas, and each of them acting individually, with full power of substitution, as attorney-in-fact, to execute his or her name and on his or her behalf to file the Registration Statement.

     This Power of Attorney may be executed in counterparts, each of which shall be deemed an original and all of which together shall be and constitute one and the same documents

     Signature                      Title                Date
     -----------------------------  -------------------  ------------------
     /s/John A. Ueberroth           President, Chief     September 9, 1996
     --------------------           Executive Officer
     John A. Ueberroth              and a Director

     /s/Jeffrey D. Thomas           Chief Financial
     --------------------           Officer              September 16, 1996
     Jeffrey D. Thomas

                                    Chairman and         September __, 1996
     --------------------           Director
     Peter V. Ueberroth

     /s/Richard D.C. Whilden        Director             September 11, 1996
     -----------------------
     Richard D. C. Whilden

     /s/John C. Spence              Director             September 10, 1996
     -----------------
     John C. Spence

     /s/James L. Easton             Director             September 12, 1996
     ------------------
     James L. Easton

                                    Director             September __, 1996
     ---------------
     Rafer Johnson

     /s/Peg Sestero                 Vice President-      September 16, 1996
     --------------                 Finance (Chief
     Peg Sestero                    Accounting Officer)
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